Second Quarter 2015 Earnings Call Supplemental Materials July 30, 2015 Exhibit 99.2

Forward Looking Statement
SunGard’s "Safe Harbor" Statement under Private Securities Litigation Reform Act of 1995
This presentation and other written and oral statements made from time to time by representatives of SunGard may constitute forward-looking statements.  You can identify forward-looking statements because they contain words such as
"believes," "expects," "may," "will," "would," "should," "seeks," "approximately," "intends," "plans," "estimates," or "anticipates"
or similar expressions which concern our strategy, plans or intentions.  All statements we make relating to estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates, financial results and pro forma estimates are forward-looking statements.  In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments.  All of these forward-
looking statements are subject to risks and uncertainties that may change at any time, and, therefore, our actual results may differ materially from those we expected.  We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions.  While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results.  Some of the factors that we believe could affect our results include:  global economic and market conditions; the condition of the financial services industry, including the effect of any further consolidation among financial services firms; our high degree of debt-related leverage; the effect of war, terrorism, natural disasters
or
other
catastrophic
events;
the
effect
of
disruptions
to
our
systems
and
infrastructure;
the
timing
and
magnitude
of
software sales; the timing and scope of technological advances; the market and credit risks associated with broker/dealer operations; the ability to retain and attract customers and key personnel; risks  relating  to  the  foreign  countries  where  we transact  business; the integration and performance of acquired businesses; the ability to obtain patent protection and avoid patent-related liabilities in the context of a rapidly developing legal framework for software and business-method patents; a material weakness in our internal controls; unanticipated changes in our income tax provision or the enactment of new tax legislation, issuance of regulations or relevant judicial decisions, and the split-off of the Availability Services business failing to
qualify
as
a
tax
free
transaction.
The
factors
described
in
this
paragraph
and
other
factors
that
may
affect
our
business
or
future financial results are discussed in our periodic filings with the U.S. Securities and Exchange Commission, copies of which may be obtained from us without charge.  We assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors.

Second Quarter 2015 Financial Highlights
$687 million of Revenue
up 2% year over year
up 6% adjusted for currency
$108 million of Operating Income
Margin of 15.9%
Up 43% year over year, or up $31M
$33 million of GAAP Income
Margin of 4.9%
Up $30M year over year
$178 million of Adjusted EBITDA*
Up 12% year over year
Margin of 26.0%, up 2.3 points
$127 million of Free Cash Flow* YTD
Up $99 million year over year
2Q Free cash flow of $1M, up $31M year over year*
*Refer to Appendix for reconciliation of GAAP to non-GAAP items and a description of non-GAAP financial measures.

Revenue
Business model is founded on
software, which is surrounded by
services, resulting in strong recurring
revenue streams
Software is delivered both as
traditional software licenses and also
as SaaS offerings
License offerings have traditionally
been run on our customer premises
but are increasingly delivered from
SunGard’s cloud computing centers
Professional services speed the
delivery and help ensure high quality
implementation
Utility and Business Process as a
Service (BPaaS) offerings
complement our software and extend
our value proposition
*Services includes Professional and Business Processing Services revenues.
@cc = at constant currency
2Q15 Revenue
SunGard Business Model
SaaS /
Cloud
39%
Software
38%
Services*
23%
2Q 2015
Revenue:
$687M
+3% Growth
(+7% @cc)
+2% Growth
(+3% @cc)
+2% Growth
(+7% @cc)
~70% Recurring Revenue

Financial Systems Segment
$631 million of Revenue
Up 2% year over year
Up 6% year over year @cc
Software revenue growth of 2%, 8% @cc
$50M license revenue, up 40% year over
year
Services revenue growth of 3%, 8% @cc
New SunGard utilities for post trade
processing and mutual fund transfer agency
$173 million of Adjusted EBITDA**
Up 13% year over year
Adjusted EBITDA margin of 27.5%
Up 2.6 points year over year
*Services includes Professional and Business Processing Services revenue
**Refer to Appendix for reconciliation of GAAP to non-GAAP items and a description of non-GAAP financial measures
@cc = at constant currency
SaaS /
Cloud
41%
Software
36%
Services*
23%
2Q 2015
Revenue:
$631M
+3% Growth
(+8% @cc)
+2% Growth
(+4% @cc)
+2% Growth
(+8% @cc)
2Q15 Revenue
2Q15 Highlights

Public Sector & Education Segment
$56 million of Revenue
Up 2% year over year, up 2% @cc
Software growth of 3% year over year
Services growth of 5% year over year
CRW Systems, Inc. acquisition
announced June 12, 2015
Tuck in acquisition to augment community
development
$17 million of Adjusted EBITDA**
Down 1% year over year
Adjusted EBITDA margin of 30.1%
Down 1.2 points year over year
*Services includes Professional and Business Processing Services revenue
**Refer to Appendix for reconciliation of GAAP to non-GAAP items and a description of non-GAAP financial measures
@cc = at constant currency
SaaS /
Cloud
17%
Software
63%
Services*
20%
2Q 2015
Revenue:
$56M
5% Growth
Flat YTY
3% Growth
2Q15 Revenue
2Q15 Highlights

Cash Flow, Debt and Leverage
$182 million in cash from continuing
operations
Up $96 million year over year
$55 million in capital expenditures
Down $3 million year over year
$127 million in Free Cash Flow
Up $99 million year over year
Leverage Ratio at 6/30/15 of 4.95x
0.46x lower since 12/31/14
($ in millions)
June 30,
June 30,
2014
2015
YTY
Cash flow from Cont. Operations
86
182
96
Less: Capital Expenditures*
(58)
(55)
3
Free Cash Flow
28
127
99
Change
Dec. 31,
June 30,
from Dec.
2014
2015
to June
Gross Debt
4,669
4,672
3
Less: Cash
447
538
91
Net Debt
4,222
4,134
(88)
LTM Adjusted EBITDA**
764
817
7%
Leverage**
5.41x
4.95x
(0.46x)
Six Months Ended
*Capital Expenditures equals cash paid for property, equipment and software
**Per Senior Secured Credit Agreement; Refer to Appendix for reconciliation of GAAP to non-GAAP items and a description of non-GAAP financial measures
First Half 2015

8 Appendix

Reconciliation of Adjusted EBITDA to Net Income (Loss), (1 of 2)
All amounts in USD millions
We evaluate the performance of our
segments using non-GAAP
measures. Our primary non-GAAP
measure is Adjusted EBITDA, whose
corresponding GAAP measure is net
income (loss).
We believe Adjusted
EBITDA is an effective tool to
measure our operating performance
since it excludes non-cash items and
certain variable charges. We use
Adjusted EBITDA extensively to
measure both SunGard Data Systems
and its reportable segments within the
Company, and also to report our
results to our board of directors.
While Adjusted EBITDA is useful for
analysis purposes, it should not be
considered as an alternative to our
reported GAAP results.
Also,
Adjusted EBITDA may not be
comparable to similarly titled
measures used by other companies.
Adjusted EBITDA is similar, but not
identical, to adjusted EBITDA per the
Senior Secured Credit Agreement for
purposes of our debt covenants.
(in millions)
2014
2015
2014
2015
Financial Systems segment
Revenue:
Software
222
$
227
$
2
%
439
$
445
$
1
%
SaaS and Cloud
256
260
2
%
515
528
3
%
Services
140
144
3
%
264
275
4
%
Total Revenue
618
$
631
$
2
%
1,218
$
1,248
$
3
%
Adjusted EBITDA
154
$
173
$
13
%
293
$
347
$
19
%
Adjusted EBITDA margin
24.8%
27.5%
2.6
pts
24.0%
27.8%
3.8
pts
Public Sector & Education segment
Revenue:
Software
35
$
35
$
3
%
69
$
69
$
1
%
SaaS and Cloud
9
10
-
%
18
19
1
%
Services
11
11
5
%
21
22
5
%
Total Revenue
55
$
56
$
2
%
108
$
110
$
2
%
Adjusted EBITDA
17
$
17
$
(1)
%
33
$
33
$
(1)
%
Adjusted EBITDA margin
31.3%
30.1%
(1.2)
pts
30.7%
29.8%
(0.9)
pts
Corporate
Adjusted EBITDA
(12)
$
(12)
$
(22)
$
(27)
$
Total
Revenue:
Software
257
$
262
$
2
%
508
$
514
$
1
%
SaaS and Cloud
265
270
2
%
533
547
3
%
Services
151
155
3
%
285
297
4
%
Total Revenue
673
$
687
$
2
%
1,326
$
1,358
$
2
%
Adjusted EBITDA
159
$
178
$
12
%
304
$
353
$
16
%
Adjusted EBITDA margin
23.7%
26.0%
2.3
pts
23.0%
26.0%
3.0
pts
pts = margin points
Three Months Ended June 30,
change
from prior
year
change
from prior
year
Six Months Ended June 30,

Reconciliation of Adjusted EBITDA to Net Income (Loss), (2 of 2)
All amounts in USD millions
We evaluate the performance of our
segments using non-GAAP
measures. Our primary non-GAAP
measure is Adjusted EBITDA, whose
corresponding GAAP measure is net
income (loss).
We believe Adjusted
EBITDA is an effective tool to
measure our operating performance
since it excludes non-cash items and
certain variable charges. We use
Adjusted EBITDA extensively to
measure both SunGard Data Systems
and its reportable segments within the
Company, and also to report our
results to our board of directors.
While Adjusted EBITDA is useful for
analysis purposes, it should not be
considered as an alternative to our
reported GAAP results.
Also,
Adjusted EBITDA may not be
comparable to similarly titled
measures used by other companies.
Adjusted EBITDA is similar, but not
identical, to adjusted EBITDA per the
Senior Secured Credit Agreement for
purposes of our debt covenants.
2014
2015
2014
2015
Financial Systems segment
154
$
173
$
293
$
347
$
Public Sector & Education segment
17
17
33
33
Corporate
(12)
(12)
(22)
(27)
Total Adjusted EBITDA
159
178
304
353
Depreciation
(27)
(27)
(51)
(56)
Amortization of acquisition-related intangible assets
(41)
(21)
(84)
(42)
Trade name impairment charge
-
-
(339)
-
Restructuring charges
(2)
(2)
(7)
(4)
Stock compensation expense
(11)
(13)
(20)
(23)
Management fees
(1)
(2)
(3)
(4)
Other, net
-
(5)
(12)
(1)
Total operating income (loss)
77
108
43
%
(212)
223
205
%
Operating income margin
11.4
%
15.9
%
(16.0)%
16.5
%
Interest income
1
1
1
1
Interest
expense
and
amortization
of
deferred
financing
fees
(73)
(71)
(147)
(142)
Loss on extinguishment of debt
-
-
(61)
-
Other income
-
1
-
1
Benefit from (provision for) income taxes
(2)
(6)
99
(24)
Income (loss) from discontinued operations, net of tax
-
-
(17)
2
Net income (loss)
3
$
33
$
(337)
$
61
$
change
from prior
year
change
from prior
year
Three Months Ended June 30,
Six Months Ended June 30,

Reconciliation of Income (Loss) from Continuing Operations to
EBITDA and Reconciliation of EBITDA to Adjusted EBITDA as defined in our senior secured credit agreement
Dec. 31,
June 30,
(in millions)
2014
2015
Total Revenue
2,809
$
2,824
$
GAAP Income / (Loss) from continuing operations
(207)
$
172
$
Interest expense, net
290
285
Provision for income taxes
(57)
66
Depreciation
107
112
Amortization of acquisition-related intangible assets
136
94
EBITDA
269
729
Trade name impairment charge
339
-
Purchase accounting adjustments
1
1
Stock compensation expense
42
44
Restructuring charges
27
25
Management fees
9
9
Acquired EBITDA, net of disposed EBITDA
-
2
Other costs
16
7
Loss on extinguishment of debt
61
-
Adjusted EBITDA -
per Senior Secured Credit Agreement
764
$
817
$
Adjusted EBITDA margin
27.2%
28.9%
Twelve Months Ended

Reconciliation of Cash flow from Continuing Operations to Free
Cash Flow
($ in millions)
June 30,
June 30,
June 30,
June 30,
2014
2015
YTY
2014
2015
YTY
Cash flow from Cont. Operations
0
28
28
86
182
96
Less: Capital Expenditures*
(30)
(27)
3
(58)
(55)
3
Free Cash Flow
-30
1
31
28
127
99
Six Months Ended
2Q Ended
*Capital Expenditures equals cash paid for property, equipment and software